Targeted Therapies for People of All Ages January 2022

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Day One: Cancer Drug Development for People of All Ages Mission That Creates Value Specialized Team DAY101 (tovorafenib) Lead Program Growing Portfolio and Runway Beyond Clinical Milestones Develop medicines for genomically-defined cancers Goal is to establish first-in-class position through rapid pediatric registration Expand to adult populations in parallel Deep expertise in oncology, pediatric, and rare disease development, registration, and commercialization Extensive network in the global pediatric oncology community Proven track record of success in building biopharma companies Potential to be first-in-class oral, CNS-penetrant pan-RAFi Potentially the first approval in a market with no standard of care Monotherapy CRs and PRs in pediatric low-grade glioma (pLGG) Breakthrough Therapy Designation, Rare Pediatric Disease Designation Two clinical-stage MEKi assets, in-licensed for combination trial Projected cash runway into 2024 Capital through pivotal data in pLGG and early adult solid tumor Phase 1b data

Pediatric Markets Create Opportunity for High Impact and Capital Efficiency Lack of approved products create potential first-in-class opportunities Pricing flexibility for important new therapies Supportive and engaged advocacy and investigator community desiring better treatment options Early engagement with global regulatory authorities Small trials and clear endpoints that permit rapid development to clinical proof-of-concept and potential approval Many pediatric tumors are genetically simple and genomically stable Genetic alterations are often oncogenic Rapid clinical development Enriched responder populations informed by underlying biology Regulatory and reimbursement tailwinds

A Senior Team with Deep Experience Developing and Commercializing Products in Pediatric and Adult Oncology Markets Mike Preigh, PhD Chief Technical Officer Head of CMC at Array for 10+ years. Brought >20 drug candidates to IND & clinical development Lisa Bowers Chief Commercial Officer CEO of Rhia Ventures, COO of The Tara Health Foundation, VP of the North American Supply Chain and Commercial Leader at Genentech Davy Chiodin, PharmD Chief Development Officer VP Regulatory Science, Acerta/AZ; Global Regulatory Leader, Pediatric Oncology, Roche/Genentech Samuel Blackman, MD, PhD Chief Medical Officer & Founder Pediatric Heme/Onc and Neuro-Onc; Oncology Clinical Development at Mavupharma, Silverback, Juno, Seattle Genetics, GSK Jeremy Bender, PhD, MBA Chief Executive Officer VP of Corporate Development at Gilead; COO Tizona Therapeutics; CBO Sutro Biopharma; founding Board member of VaxCyte Charles York II, MBA Chief Operating and Financial Officer CFO and Head of Corporate Development at Aeglea; Consulting CFO at Bridgepoint Consulting; PricewaterhouseCoopers Jaa Roberson Chief People Officer Head of Human Resources at Bellicum Pharmaceuticals; Human Resources Roles at Achaogen, Roche/Genentech

Our Pipeline Product Candidate Indication Preclinical Phase 1 Phase 2 Phase 3 Anticipated Milestones DAY101 (tovorafenib) Type II Pan-RAF Inhibitor Relapsed pLGG Frontline pLGG RAF-altered solid tumors2 (monotherapy) Pimasertib MEK 1/2 Inhibitor MAPK-altered solid tumors3 (Combo w/DAY101) FDA Breakthrough Therapy Designation FDA Orphan Drug Designation EC Orphan Designation FDA Rare Pediatric Disease Designation (PRV Eligible) FIREFLY-11 (pivotal) FIREFLY-2 (planned) FIRELIGHT-1* FIRELIGHT-1* 2DAY101 adult monotherapy Phase 1 dose escalation and expansion trial previously completed 3Pimasertib Phase 1 dose escalation and expansion trial previously completed *Includes patients ≥12 years of age pLGG = pediatric low-grade glioma 1Pivotal Phase 2 trial expected to support registration First patient dosed: 2Q2021 Initial data: 1H2022 Phase 3 initiation: 1H2022 First patient dosed: November 2021 Phase 1b/2 initiation: 1Q2022

DAY101 (tovorafenib) Type II Pan-RAF Inhibitor

DAY101 (tovorafenib): Monotherapy Approach is Focused on RAF Fusions While Our Combination Strategy Addresses a Broad Set of MAPK Alterations DAY101 (tovorafenib) is a type II RAF inhibitor that selectively inhibits both monomeric and dimeric RAF kinase DAY101’s inhibition of both RAF monomers and dimers makes it a unique monotherapy approach for patients with tumors driven by RAF wild-type fusions, and a bespoke therapy for pediatric low-grade gliomas Unlike type I RAF inhibitors, DAY101 does not cause paradoxical activation in RAF wild-type cells Approved BRAF products (e.g. vemurafenib, encorafenib) are type I RAF inhibitors that only inhibit RAF monomers and are therefore limited to use in BRAF V600-altered tumors Type I inhibitors can also cause paradoxical activation of the MAPK pathway, which could potentially lead to increased tumor growth Adapted from: Yaeger and Corcoran, Cancer Discovery, 2019 Type I Type II BRAF V600E ATP BRAF V600E Drug BRAF V600E Drug RAF ATP RAF ATP RAF Drug RAF ATP RAF RAF Drug Drug RAF monomeric kinase RAF dimeric kinase Momomer-selective RAF inhibitor (e.g. vemurafenib, dabrafenib, encorafenib) RAF dimer inhibitor (e.g., LXH254, LY3009120) DAY101 (tovorafenib), in combination with MEK inhibitors, may act synergistically to inhibit tumors driven by other MAPK alterations and broadens its potential clinical applications

The Current pLGG Treatment Paradigm Reflects the Unrelenting Nature of this Chronic Brain Tumor Because many pLGGs undergo senescence when patients reach their 20s, the goal of therapy is to maximize tumor control while minimizing treatment-associated toxicities from surgery, chemotherapy, and radiation. As a result, a large number of pLGG patients will undergo multiple lines of systemic therapy over the course of their disease. Surgical Intervention Chemo (90%) Other (<5%) Targeted Tx (5-10%) Suspected pLGG GTR No Recurrence Eventual Recurrence 80% 20% 35% Presentation 1L 2L 3L Response, no recurrence ~35% Chemo (50%) Other (<5%) Targeted Tx (40-50%) Chemo (35%) Other (<20%) Targeted Tx (40-50%) Response, no recurrence ~50% ~65% ~50% Biopsy Only 40% 20% Molecular Testing Biopsy1 (>95%) No Biopsy (5%) ≤ Partial Resection ~50% Additional lines of therapy Source: Physician Interviews, Bandopadhayay et al. Pediatric Blood Cancer. 2014; Sievert and Fischer. J Child Neurol. 2009; ClearView Analysis. GTR: Gross Total Resection 1Molecular testing of biopsied samples occurs in all patients. Kandels et. al. Retrospective analysis of comprehensive SIOP registry; Hargrave et. al. Phase I/II;Fangusaro et. al. Phase II

PNOC014 Study Results Demonstrated Responses or Stable Disease in Majority of pLGG Patients Treated with DAY101 (tovorafenib) Of the eight patients with RAF fusions (7 BRAF, 1 CRAF), two patients achieved a complete response by Response Assessment for Neuro-Oncology (RANO), three had a partial response, and two achieved prolonged stable disease Median time to achieve a response was 10.5 weeks, with most common side effects being skin rash and hair color changes. Most patients treated up to two years at 420 mg/m2/week US FDA has granted DAY101 Breakthrough Therapy designation for the treatment of pediatric patients with advanced low-grade glioma harboring RAF alteration and Orphan Drug Designation for the treatment of malignant glioma DAY101 (tovorafenib) studied as once-weekly monotherapy in a Phase 1 dose escalation trial in relapsed pediatric glioma patients conducted by the Dana-Farber Cancer Institute and the Pacific Pediatric Neuro-Oncology Consortium (PNOC) Once Weekly DAY101 (tovorafenib) Complete Response Partial Response Prolonged Stable Disease

Results from Independent Radiology Review of PNOC014 RAPNO: Response assessment for pediatric neuro-oncology (exploratory) RANO: Response assessment for neuro-oncology (FDA standard) Volumetric image analysis (exploratory) Best response from baseline Date of data cutoff: 02 JAN 2020 Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020

Multiple Rapid, Deep and Durable Responses Observed following Initiation of DAY101 (tovorafenib) Treatment of pLGG Patients in PNOC014 Date of data cutoff: 02 JAN 2020 Adapted from Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020 Fangusaro J et al. Lancet Oncol 2019

Drug-related Adverse Events Observed for DAY101 (tovorafenib) in PNOC014 Showed Favorable Safety and Tolerability Profile in pLGG Toxicities Grade 1-2 Grade 3 Grade 4 Anemia 6 (67%) Hypophosphatemia 4 (44%) Fatigue 5 (55%) Rash 8 (89%) Achromotrichia 7 (78%) Pruritis 6 (67%) Photosensitivity 1 (11%) Nevus 7 (78%) Alopecia 3 (34%) Epistaxis 2 (22%) Dry skin 3 (34%) Myalgias/arthralgias 3 (34%) Anorexia 2 (22%) Cheilitis 3 (34%) Hypermagnesemia 1 (11%) Bleeding gums 1 (11%) Increased AST 4 (44%) Nausea/vomiting 3 (33%) CPK elevation 1 (11%) Weight loss 2 (22%) DAY101 AE summary Most common toxicity: skin AEs reversible and all manageable Single, reversible Grade 3 event No Grade 4 AEs No dose reductions (vs. 40% of patients on selumetinib montherapy required dose reductions) Drug-related AEs for DAY101 (tovorafenib) Toxicities Grade 1-2 Grade 3 Grade 4 Increased ALT 20 (40%) 1 (2%) CPK elevation 34 (68%) 5 (10%) Diarrhea 27 (54%) 2 (4%) Decreased ejection fraction 19 (38%) 1 (2%) Gastric haemorrhage 1 (2%) Headache 14 (28%) 1 (2%) Decreased lymphocyte count 19 (38%) 1 (2%) Neutropenia 14 (28%) 3 (6%) Paronychia 19 (38%) 3 (6%) Rash (acneiform) 29 (58%) 2 (4%) Rash (maculopapular) 26 (52%) 5 (10%) Skin infection 7 (14%) 1 (2%) Tooth infection 1 (2%) Weight gain 5 (10%) 1 (2%) Vomiting 22 (44%) Nausea 21 (42%) Increased AST 25 (50%) Anemia 28 (56%) Pruritis 10 (20%) Dyspnea 30 (60%) Drug-related AEs for selumetinib Date of DAY101 data cutoff: 02 JAN 2020; Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020; Fangusaro J et al. Lancet Oncol 2019

Pivotal Phase 2 Study of Monotherapy DAY101 (tovorafenib) in pLGG (FIREFLY-1) Abbreviations: LGG, low-grade glioma; ORR, objective response rate; C, cycle; D, day Study Design Screening Day –28 to 0 Enrollment/Baseline (C1D1) MRI: Baseline and every 3rd cycle Study Drug Administration 420mg/m2 QW Eligibility evaluation Treatment period: minimum of 2 years or until progression or toxicity/intolerability C27D1 After Cycle 27: patients may either continue treatment or enter drug holiday period at any time (at discretion of Investigator) End of Study (Patient #60, Cycle 27) Trial Design Single arm, open-label, global registrational phase 2 study n = 60 patients (approximately) Eligibility: patients aged 6 months – 25 years with LGG harboring a KIAA1549:BRAF wild-type fusion or BRAF V600 mutation Endpoints Primary endpoint: ORR based on RANO criteria, assessed by independent review Secondary endpoints: ORR by RAPNO criteria; EFS; safety

Incidence and Prevalence of BRAF-altered pLGG in the U.S. 2020 Estimated Incidence Under 25 US Population1 ~105,000,000 Rate of CNS Tumors (0.00521%)2 ~5,500 Gliomas (63%)2 ~3,500 Low Grade (77%)2 ~2,600 Has Received Drug Tx (58%)2 ~1,500 BRAF Mutated (70%)2 ~1,100 2017 Estimated SEER Prevalence Under 25 NA ~130,0003 ~82,000 ~63,000 ~36,000 ~26,000 ~1,100 Estimated Annual Incidence ~26,000 Estimated Prevalence (SEER) 1US Census; 2CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis; 3SEER US complete prevalence counts of patients aged under 25 with Brain and Other Nervous Systems tumors as of January 1, 2017. Estimated annual incidence and estimated prevalence (SEER) are Day One calculations based on publicly available data.

Our Pipeline Product Candidate Indication Preclinical Phase 1 Phase 2 Phase 3 Anticipated Milestones DAY101 (tovorafenib) Type II Pan-RAF Inhibitor Relapsed pLGG Frontline pLGG RAF-altered solid tumors2 (monotherapy) Pimasertib MEK 1/2 Inhibitor MAPK-altered solid tumors3 (Combo w/DAY101) FDA Breakthrough Therapy Designation FDA Orphan Drug Designation EC Orphan Designation FDA Rare Pediatric Disease Designation (PRV Eligible) FIREFLY-11 (pivotal) FIREFLY-2 (planned) FIRELIGHT-1* FIRELIGHT-1* 2DAY101 adult monotherapy Phase 1 dose escalation and expansion trial previously completed 3Pimasertib Phase 1 dose escalation and expansion trial previously completed *Includes patients ≥12 years of age pLGG = pediatric low-grade glioma 1Pivotal Phase 2 trial expected to support registration First patient dosed: 2Q2021 Initial data: 1H2022 Phase 3 initiation: 1H2022 First patient dosed: November 2021 Phase 1b/2 initiation: 1Q2022

DAY101 (tovorafenib) is Active as a Monotherapy in Patients with RAF-altered Adult Solid Tumors and Has Shown Strong Synergy Preclinically in Combination Clinical activity demonstrated in relapsed melanoma patients; preclinical activity demonstrated in RAF fusions, BRAF non-V600 mutations, and BRAF V600 mutations Less frequent and less severe acneiform rash No observed ophthalmologic liabilities (RVO/CSR) No observed CV liabilities (changes in LVEF) No type I BRAF SAEs: SCCs/KAs, pyrexia, arthralgia Same study will include combination cohorts of DAY101 (tovorafenib) + pimasertib First patient dosed in Phase 2 monotherapy study in November 2021 >225 adult patient exposures Responses in BRAF V600E mutant tumors similar to type I BRAF inhibitors Responses in relapsed BRAF and NRAS-mutant melanoma, suggesting DAY101 (tovorafenib) may be active in tumors currently unaddressed by approved Type I BRAF inhibitors Differentiated safety profile for DAY101 (tovorafenib) vs. existing BRAF and MEK inhibitors We initiated an adult solid tumor study to further evaluate monotherapy DAY101 (tovorafenib) in patients with RAF altered tumors for which there are no currently approved therapies Source: Olszanski AJ et. al. European Society for Medical Oncology Congress; Poster #410P, 2017 Unpublished clinical study results

Next-generation RAF Inhibitors are Unique in Their Ability to Address Adult Cancers Associated with RAF Wild-type Fusions Botton T et al, Cell Reports, 2019 LY3009120: Lilly pan-RAFi Lifirafenib: Beigene pan-RAF/EGFRi CCT196969: CRUK RAF ”paradox breaker” Springworks 2020 Corp Presentation BRAFwt fusion mixed Mullerian cancer BRAFwt fusion, melanoma Day One/CrownBio internal data E5251-U2001 (Sep 2020) Only DAY101 has demonstrated monotherapy clinical activity in KIAA1549:BRAF and SRGAP3:CRAF wild-type fusions in pLGG Gouda M et al, ESMO 2020 CR observed at 1800 mg BID = 3x higher total AUC over 900 mg BID Activity of BRAF dimer-breaker PLX-8394 in BRAF wild-type fusion melanoma

Phase 2 Study of Monotherapy DAY101 (tovorafenib) in Solid Tumors (FIRELIGHT-1) Trial Design1 Single arm, open-label, global phase 1b/2a study n = 40 patients (approximately) Eligibility: patients aged 12 years and older with non-hematologic tumor with an activating BRAF fusion, CRAF/RAF1 fusion, or CRAF/RAF1 amplification Endpoints Primary endpoint: ORR by RECIST version 1.1 for non-CNS solid tumors and RANO criteria for any CNS tumors Secondary endpoints: safety and additional efficacy parameters DAY101 QW until disease progression2 Safety Follow Up Patients with a known BRAF or CRAF/RAF1 fusion, or CRAF/RAF1 amplification Melanoma cohort “Tissue agnostic” cohort Study Drug Administration ≥ 18 years at 600 mg PO QW 12 to <18 years at 420mg/m2 PO QW Abbreviations: ORR, objective response rate; QW, once weekly ; PO, by mouth; BRAF, B-Raf proto-oncogene. 1Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, Sub-study 1 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b). 2DAY101 QW until disease progression, intolerable toxicity, withdrawal of consent, or death

Strong Scientific Rationale for Combining DAY101 (tovorafenib) with Additional MAPK Pathway Inhibitors Potential combinations Type II RAFi + MEKi Rationale BRAF fusion dimers are effectively inhibited by type II, but not type I RAFi MEK ERK RAF/MEK/ ERK PI3K/mTOR RAL Type II RAFi + Targeting multiple nodes of MAPK pathway will drive deeper and more durable response Signaling pathways Proliferation, survival Proliferation, survival RAS/RAF/MEK/ERK PI3K/ mTOR Proliferation, survival Type II RAFi + SHP2i Targeting multiple pathways will drive deeper response Type II RAFi + Non V600 BRAF dimers are effectively inhibited by type II, but not type I, RAFi MEK ERK Proliferation, survival SHP2i MEKi or SHP2i MEKi or KRAS- G12Ci or BRAF non-V600 BRAF or CRAF WT fusion KRAS or NRAS mutant NF1 LOF

Pimasertib MEK1/2 Inhibitor

Pimasertib: Allosteric MEK1/2 Inhibitor with Demonstrated Activity in MAPK-driven Solid Tumors Sources: Pimasertib Investigator Brochure, v12, 2019; de Gooijer et al., Int J Cancer, 2018; Shaw et al., AACR LB-456, 2012; Lebbe et al., Cancers, 2020. Pimasertib is an orally-bioavailable, selective, non-competitive MEK1/2 inhibitor in-licensed from Merck KGaA in February 2021 Extensive non-clinical and clinical development work through Phase 2, including a solid tumor trial in Japan and combinations with other MOAs Main AEs typical for all in-class allosteric MEK inhibitors (GI, CPK elevation, skin rash, visual disturbances) Nearly three-fold higher CNS penetration than other MEKi inhibitors (trametinib or selumetinib) Pimasertib showed monotherapy clinical activity, including an improvement in median PFS versus dacarbazine in NRAS mutant melanoma Combination with DAY101 (tovorafenib) and other targeted therapies may unlock the full value of pimasertib in advanced solid tumors Source: Hepner, Salgues, Anjos, et al. 2017. GF RTKS NRAS BRAF MEK ERK Cell growth and survival Nuclear membrane GTP Gene transcription Cellular membrane MEKi BRAFi

Vertical MAPK Pathway Inhibition with DAY101 (tovorafenib) and Pimasertib Unlocks Potential Synergy for Adult Solid Tumors The MAPK pathway normally has multiple feedback loops that negatively regulate upstream (RAS/RAF) activation to ensure optimal signaling Monotherapy MEK inhibition disables these feedback loops and induces RAS signaling as well as RAF dimerization and activation Combination therapy with a MEK inhibitor and type II RAF inhibitor is synergistic in KRASmut and BRAFmut tumor models Mechanistic model for vertical MAPK pathway inhibition (modified from Yen et al. Cancer Cell, 2018) . DAY101 + MEK inhibitor is synergistic in KRAS G12C and Q61 mutant tumor cell models (Day One internal data) Sensitivity of KRAS Q61 mutant cells to pimasertib is enhanced when cells are treated with the type II RAF inhibitor BGB-283 (Yuan et al., Mol Onc 2020) Modified from Yen et al. Cancer Cell, 2018 A B C

DAY101 (tovorafenib) /Pimasertib Combination to be Evaluated in Solid Tumors (FIRELIGHT-1) Abbreviations: BOIN, Bayesian Optimal Interval Design; BRAF, B-Raf proto-oncogene, serine/threonine kinase; MAPK, mitogen-activated protein kinase; NRAS, neuroblastoma rat sarcoma viral oncogene. 1Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, Sub-study 1 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b). 2Intend to open U.S. and ex-U.S. clinical sties. 3DAY101 + Pimasertib until disease progression, intolerable toxicity, withdrawal of consent, or death Trial Design1 Combination dose escalation, global phase 1b/2 study2 Phase 1b, BOIN (adaptive), n = 10/cohort (approximately) Phase 2, Simon 2-stage, n = 25/cohort (approximately) Eligibility: dose escalation will be performed in advanced solid tumor patients with any MAPK alteration. Expansion cohorts will focus on indications with a potential path to accelerated approval Endpoints Phase 1b: PK, PD and Safety, MTD/RP2D Phase 2: Efficacy (ORR, DOR) DAY101 + Pimasertib until disease progression3 NRASmut Selected tumors BRAF Class 1 (non-E/K) and Class 2 mutant tumors BRAF wt fusion selected tumors Pre-identified patients with advanced solid tumors and available clinical molecular profiling information. *Additional biomarker-selected cohorts may be pursued based on developing data Safety Follow Up Tumors with MAPK pathway alterations Phase 1b Phase 2*

Summary

Financial Summary: DAWN Cash and cash equivalents as of September 30, 2021: $297.2 million (no debt) IPO in May 2021: $184 million in gross proceeds, includes full exercise of underwriter’s option 61.9 million shares of common stock outstanding $ Millions Three Months Ended 9/30/21 Nine Months Ended 9/30/21 R&D Expense $9.8 $32.4 G&A Expense $9.4 $18.4 Net Loss $19.2 $50.8 All financial and share information is unaudited Projected cash runway into 2024 Initial clinical data for DAY 101 in pivotal FIREFLY-1 expected in first half 2022 Anticipated NDA filing for DAY 101 in pLGG in 2023, if data from FIREFLY-1 are supportive DAY101 and pimasertib combination trial expected to initiate in first quarter 2022

Re-envisioning and Redefining Drug Development for People of All Ages – Starting at Day One DAY101 (tovorafenib) Oral, CNS-penetrant, pan-RAF PIMASERTIB Oral, allosteric MEK inhibitor SPECIALIZED TEAM pLGG: most common brain tumor in children, with no approved therapies Rapid and durable responses demonstrated in heavily pre-treated pLGG patients Well-tolerated as monotherapy; no Grade 4 AEs Worldwide rights to all indications IP: composition of matter to mid-2030s with PTE, potential exclusivity to late 2030s / early 2040s via broad patent portfolio Combination with DAY101 (tovorafenib) in MAPK-altered solid tumors Clinical experience in over 800 patients Clear rationale for combo for pan-RAFi and MEKi Worldwide rights to all indications Deep experience in the space and corporate development Strategy to aggressively pursue other assets and indications Plan to Initiate Combination Trial with DAY101 (tovorafenib) 1Q 2022 First Patient Dosed in Pivotal FIREFLY-1 May 2021, Initial Data 1H 2022 First Patient Dosed in Adult Solid Tumor Trial November 2021 Pursuing Fast-to-Market Pediatric and Adult Targeted Therapy Opportunities

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